UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 6, 2011

MARINE GROWTH VENTURES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-128077	20-0890800
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1818 N. Farwell Ave
Milwaukee, WI 53202
(Address of principal executive offices) (zip code)

414-283-2620
 (Registrant's telephone number, including area code)

Copies to:
Thomas A. Rose, Esq.
Andrew M. Smith, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 6, 2011, Marine Growth Ventures, Inc. (the “Company”) received notice from Craig Hodgkins, dated September 1, 2011, of his resignation as a President and director of the Company and each of its subsidiaries. A copy of the notice is filed herewith as an exhibit. It did not contain any reasons for the resignation. Contemporaneously with the delivery of the notice of resignation, Mr. Hodgkins entered into an agreement with the Company covering his resignation, a copy of which agreement is filed herewith as an exhibit. The Company provided Mr. Hodgkins with a copy of this current report on Form 8-K on or prior to the date of its filing.

Contemporaneously with the resignation of Mr. Hodgkins, the Board appointed Mr. Frank P. Crivello, to serve as President of the Company and its subsidiaries until the next annual meeting of shareholders.  Since 2004, Mr. Crivello, who is 51 years old, has been the managing member of Crivello Group LLC, which structured or participated in the financial engineering of private equity transactions involving start up or distressed operating businesses in such diverse space as oil & gas development, manufacturing, marine enterprises, gaming, and technology, and since 2008 has been the Chief Executive Officer and a Director of Dover Holding Corporation, a public company.  Mr. Crivello is the managing member of Eastern Coast Management, LLC, a real estate management company, and the Executive Vice President of Phoenix Investors, LLC which offers professional management and advisory solutions to public/private companies, trusts and individual investors.  Mr. Crivello is a member of Farwell Equity Partners I and Farwell Equity Partners II LLC, private investment vehicles, as well as the managing member of Santa Clara Partners, LLC, a substantial shareholder in the Company.   Mr. Crivello attended Brown University and the London School of Economics for a double major in Economics and Political Science. Mr. Crivello graduated from Brown University with a Bachelor of Arts and earned Brown's highest awarded honor of Magna Cum Laude.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
99.1	Resignation of Hodgkins dated September 1, 2011.

99.2	Agreement with Hodgkins dated September 1, 2001.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARINE GROWTH VENTURES, INC.

Date: September 12, 2011	By:	/s/ Kate Ostruszka
Kate Ostruszka
Chief Financial Officer

Exhibits
Exhibit No.	Description
99.1	Resignation of Hodgkins dated September 1, 2011.

99.2	Agreement with Hodgkins dated September 1, 2001.

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